Exhibit 99.1
CERTIFICATE OF INCORPORATION
OF
APPLIED MINERALS, INC.

ARTICLE 1.  NAME

The name of the Corporation is and shall be Applied Minerals, Inc. (hereinafter in this Certificate of Incorporation called the “Corporation”).

ARTICLE 2.  REGISTERED OFFICE AND AGENT

The registered office of the Corporation in the State of Delaware is located at 160 Greentree Drive, Suite 101 in the City of Dover, County of Kent; and the name and post office address of the registered agent of the Corporation in the State of Delaware is  National Registered Agents, Inc., 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, Delaware 19904.

ARTICLE 3.  PURPOSE

The nature of the business, or objects or purposes to be transacted, promoted or carried on are as follows:

1.
To engage in, conduct, perform or participate in every kind of commercial, agricultural, mercantile, manufacturing, mining, transportation, industrial or other enterprise, business, work, contract, undertaking, venture or operation;

2.
To buy, sell, manufacture, refine, import, export and deal in all products, goods, wares, merchandise, substances, apparatus, and property of every kind, nature and description, and to construct, maintain, and alter any buildings, works or mines;

3.	To enter into, make and perform contracts of every kind with any person, firm or corporation;

4.
To do all and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes or the attainment of one or more of the objects herein enumerated, or of the powers herein named, or which shall at any time appear conducive to or expedient for the protection, or benefit of the Corporation, either as holder of, or interested in, any property or otherwise, to the same extent as natural persons might or could do, in any part of the world;

5.
To conduct any of its business in the State of Delaware and elsewhere, including in the term “elsewhere” any of the states, districts, territories, colonies or dependencies of the United States, and in any and all foreign countries and to have one or more offices, and to hold, purchase, mortgage and convey real and personal property, without limit as to amount, within or (except as and when forbidden by local laws) without the State of Delaware; and

6.	To carry on any other business to any extent and in any manner not prohibited by the laws of Delaware or, where the Corporation may seek to do such business elsewhere, by local laws.

The foregoing clauses shall be construed both as objects and powers, but no recitation or declaration of specific or special objects or powers herein enumerated shall be deemed to be exclusive; but in each and every instance it is hereby expressly declared that all other powers, not inconsistent therewith, now or hereafter permitted or granted under the laws of Delaware, or by the laws of any other state or country into which the Corporation may go or seek to do business, are hereby expressly included as if such other or general powers were herein set forth.

ARTICLE 4.  CAPITAL STOCK

A.           Authorized Shares and Classes of Stock.

The total number of shares and classes of stock that the Company shall have authority to issue is 130,000,000 shares, which shall be divided into two classes, as follows: 10,000,000 shares of Preferred Stock, par value $0.001 per share, and 120,000,000 shares of Common Stock, par value $0.001 per share.

B.	Designations, Powers, Preferences and Rights, in Respect of the Shares of Preferred Stock.

Shares of the Preferred Stock may be issued in one or more series at such time or times and for such consideration or considerations as the Board of Directors may determine.  All shares of any one series shall be of equal rank and identical in all respects.

Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issue of any series of Preferred Stock, the designation of such series, and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, including the following:

1.
The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by like action of the Board of Directors;

2.
The dividend rate or rates on the shares of such series and the preferences, if any, over any other series (or of any other series over such series) with respect to dividends, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative and, if cumulative, the date or dates from which dividends shall accumulate;

3.
Whether or not the shares of such series shall be redeemable, the limitations and restrictions with respect to such redemptions, the time or times when, the price or prices at which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed;

4.
The rights to which the holders of shares and such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding-up is voluntary or involuntary, and, if voluntary, may vary at different dates;

5.
Whether or not the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

6.
Whether or not the shares of such series shall be convertible into or exchangeable for shares of stock of any other class or classes, or any other series of the same class and, if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange;

7.
The voting powers, full and/or limited, if any, of the shares of such series; and whether or not and under what conditions the shares of such series (alone or together with the shares of one or more other series having similar provisions) shall be entitled to vote separately as a single class, for the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events, or upon other matters;

8.
Whether or not the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series;

9.
Whether or not the holders of shares of such series shall be entitled, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into stock of any class and, if so entitled, the qualifications, conditions, limitations and restrictions of such right; and

10.
Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Certificate of Incorporation.

C.           Limitations, Relative Rights and Powers in Respect of Shares of Common Stock.

After the requirements with respect to preferential dividends, if any, on the Preferred Stock (fixed pursuant to Section B) shall have been met and after the Corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as purchase, retirement or sinking funds (fixed pursuant to Section B), then and not otherwise the holders of Common Stock shall be entitled to receive such dividends as may be declared from time to time by the Board of Directors.

After distribution in full of the preferential amount, if any, (fixed pursuant to Section B) to be distributed to the holders of Preferred Stock in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for the distribution to stockholders ratably in proportion to the number of shares of Common Stock held by them respectively.

Except as may be otherwise required by law or by this Certificate of Incorporation, each holder of Common Stock shall have one vote in respect of each share of stock held by him on all matters voted upon by the stockholders.

D.           Other Provisions.

Except as may be provided in the resolution or resolutions of the Board of Directors pursuant to Section B with respect to any series of Preferred Stock, no holder of stock of any class of the Corporation shall be entitled as of right to purchase or subscribe for any part of any unissued stock of any class, or of any additional stock of any class of capital stock of the Corporation, or to any bonds, certificates of indebtedness, debentures, or other securities convertible into stock of the Corporation, now or hereafter authorized, but any such stock or other securities convertible into stock may be issued and disposed of pursuant to resolution by the Board of Directors to such persons, firms, corporations or associations and upon such terms and for such consideration as the Board of Directors in the exercise of its discretion may determine and as may be permitted by law.  Any and all shares of stock so issued for which the consideration so fixed has been paid or delivered to the Corporation shall be fully paid and not liable to any further call.

In no case shall fractions of shares of any class of stock be issued by the Corporation, but in lieu thereof the Corporation shall, at its option, make a cash adjustment or issue fractional scrip certificates, in such form and in such denominations as shall from time to time be determined by the Board of Directors.  Such scrip certificates shall be exchangeable on or before such date or dates as the Board of Directors may determine, when surrendered with other similar scrip certificates in sufficient aggregate amounts, for certificates for fully paid and non-assessable full shares of the respective stocks for which such scrip certificates are exchangeable, and new scrip certificates of a like tenor for the remaining fraction of a share, if any.  Such scrip certificates shall not entitle any holder thereof to voting rights, dividend rights or any other rights of a stockholder or any rights other than the rights therein set forth, and no dividend or interest shall be payable or shall accrue with respect to scrip certificates or the interests represented thereby.  All such scrip certificates which are not surrendered in exchange for shares of stock on or before their respective expiration dates shall thereafter be void and of no effect whatever.

ARTICLE 5.                      DURATION

This corporation has a perpetual existence.

ARTICLE 6.  CUMULATIVE VOTING

Stockholders of this corporation shall not have the right to cumulate votes in the election of directors.

ARTICLE 7.  DIRECTORS

The following provision is inserted for the management of the business and for the conduct of the affairs of the Corporation, and it is expressly provided that the same is intended to be in furtherance and not in limitation or exclusion of the powers conferred by statute:

The number of directors of the Corporation (exclusive of directors (the “Preferred Stock Directors”) who may be elected by the holders of any one or more series of Preferred Stock which may at any time be outstanding, voting separately as a class or classes) shall be fixed from time to time solely by resolution of the Board of Directors, acting by not less than a majority of the directors then in office.

ARTICLE 8.  BUSINESS COMBINATIONS

The Corporation expressly elects to be governed by Section 203 of the Delaware General Corporation Law.

ARTICLE 9.  LIMITATION OF DIRECTOR LIABILITY

A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for conduct as a director, except for:

1.	any breach of the director’s duty of loyalty to the Corporation or its stockholders;

2.	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

3.	under section 174 of the Delaware General Corporation Law, as amended; or

4.	any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law or any other Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.  Any repeal or modification of the foregoing paragraph by the stockholders of the corporation shall not adversely affect any right or protection of a director of the corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE 10.  INDEMNIFICATION OF DIRECTORS

To the fullest extent permitted by applicable law, this corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees, and agents of this corporation (and any other persons to which the Delaware General Corporation Law permits this corporation to provide indemnification) through bylaw provisions, agreements with such directors, officers, employees, agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article 10 shall not adversely affect any right or protection of a director, officer, employee, agent, or other person that has been provided indemnification by the corporation existing at the time of, or increase the liability of any such persons with respect to any acts or omissions of such persons occurring prior to, such amendment, repeal or modification.